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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 20, 2003

                              HEALTHGATE DATA CORP.
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-28701

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
                DELAWARE                                        04-3220927
(state or other jurisdiction of incorporation)       (IRS employer identification no.)

         25 CORPORATE DRIVE, SUITE 310, BURLINGTON, MASSACHUSETTS 01803
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 685-4000

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HEALTHGATE DATA CORP.
FORM 8-K

ITEM 5. OTHER EVENTS

         On May 20, 2003, HealthGate Data Corp. purchased 599,403 of its shares of common stock from Computer Sciences Corporation ("CSC"). The 599,403 shares represented more than 12.3% of all HealthGate's outstanding shares. As consideration for these shares HealthGate paid CSC $47,952.24, or $0.08 per share.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                HealthGate Data Corp.

Date: May 20, 2003              By: /s/ William S. Reece
                                    -------------------------------------------
                                    William S. Reece
                                    Chairman and Chief Executive Officer

                                By: /s/ Veronica Zsolcsak
                                    -------------------------------------------
                                    Veronica Zsolcsak
                                    Chief Financial Officer